SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2002
Date of Report (Date of earliest event reported)

CAPTARIS, INC.
(Exact name of registrant as specified in its charter)

Washington	0-25186	91-1190085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11410 NE 122nd Way
Kirkland, Washington 98034
(Address of principal executive offices)

(425) 820-6000
(Registrant's telephone number, including area code)

Item 5.    OTHER EVENTS

On July 25, 2002, Captaris, Inc. issued a press release announcing preliminary financial results for its quarter ended June 30, 2002. The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

99.1    Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

Date: July 25, 2002	By:	/s/ Jeffrey B. deCillia
Jeffrey B. deCillia, Senior Vice President, Chief Financial Officer and Secretary